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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     July 3, 2003
                                                --------------------------------

                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-11630                      76-0471342
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


                1240 East Campbell Road, Richardson, Texas 75081
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (469) 330-4960
                                                  ------------------------------


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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated July 3, 2003 and filed by the Company on July 30, 2003.

         On August 4, 2003 (the "Final Closing") we completed a private placement of $2,160,000 principal amount of 12% Subordinated Convertible Notes due 2005 (the "Notes") to accredited investors (the "Noteholders") pursuant to a Note Agreement by and among the Company and the Noteholders (the "Note Agreement"). On July 3, 2003 (the "Initial Closing") we issued $750,000 principal amount of Notes. We have issued a total of $3,010,000 principal amount of Notes. After payment of sales commissions and other costs associated with the issuance of the Notes we have received net proceeds of approximately $2,809,000. We intend to use $400,000 of this amount to repay outstanding indebtedness and the balance for working capital.

         In connection with the Offering, the Company paid Odyssey Capital, LLC ("Odyssey") a fee consisting of (a) a cash payment equal to 5% of the gross proceeds from the sale of the Notes, which amount totals $150,500 and (b) a four-year warrant to purchase 1,881,250 shares of the Company's common stock (the "Common Stock"). The warrant has an exercise price of $0.16 per share. The Company has also agreed to reimburse Odyssey for its reasonable costs and expenses incurred in connection with this offering.

         The Notes are convertible into an aggregate of 18,812,500 shares of Common Stock. The Company also issued to each purchaser of the Notes a four-year warrant for the purchase of Common Stock (the "Warrants"). The Warrants entitle the Noteholders to purchase shares of Common Stock equal to 10% of the number of shares of Common Stock, not including any conversion shares resulting from accrued interest. Warrants to purchase an aggregate of 1,881,250 shares of our Common Stock were issued to the Noteholders. The number of shares to be issued upon exercise of the Warrants will be subject to anti-dilution provisions and therefore may be adjusted from time to time. The exercise price will be subject to anti-dilution provisions and therefore may be adjusted from time to time upon the occurrence of certain events. The Warrants may be exercised at the option of the holder at any time prior to their expiration. The Warrants will expire four years after their issuance. The shares of Common Stock to be issued upon the exercise of the Warrants will be included in the registration statement covering shares of Common Stock underlying the Notes.

         The Company entered into a registration rights agreement with each Noteholder, and has agreed to file a registration statement with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), registering the shares of Common Stock underlying the Notes and the Warrants within 90 days of the Final Closing, which is October 31, 2003. The Company will use its best efforts to have the registration statement declared effective by the SEC as soon as practicable thereafter. The Company and Noteholders each agreed with the other to indemnify the other for certain liabilities arising under the Securities Act.



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         The Notes, Warrants and the Common Stock to be issued upon conversion of the Notes and the Warrants are subject to certain restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state laws pursuant to registration or exemption therefrom.

            The Company's sales of common stock were exempt from registration pursuant to Section 4(2) of the Securities Act, and pursuant to Rule 506 of Regulation D of the Securities Act. A Rule 506 exemption was available for these sales because the Company sold only to accredited investors; the Company did not solicit or advertise the sales; a restrictive legend was placed on each certificate issued describing the restrictions against resale; and a Form D was filed with the Securities and Exchange Commission and in each state where the individual investors reside.

These statements in "Other Events" regarding our future financial performance and results, and other statements that are not historical facts, are forward-looking statements as defined in Section 27A of the Securities Act of 1933. We use the words "may," "will," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget," or other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of our financial condition, and/or state other "forward-looking" information. Events may occur in the future that we are unable to accurately predict, or over which we have no control. If one or more of these uncertainties materialize, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forward-looking statements included in this Form 8-K.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A

     (c) Exhibits:

     Exhibit                         Description of Exhibit

         4.1 Warrant for purchase of 1,881,250 shares of Common Stock issued to Odyssey

         4.2 Note Agreement dated July 3, 2003 filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30, 2003 and incorporated by reference herein

         4.3 Form of 12% Convertible Subordinated Note filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30, 2003 and incorporated by reference herein

         4.4 Form of Warrant Agreement filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30, 2003 and incorporated by reference herein

         4.5 Registration Rights Agreement dated July 3, 2003 filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30, 2003 and incorporated by reference herein



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TeraForce Technology Corporation
                                            ------------------------------------
                                                       (Registrant)


Date:     August 8, 2003                         By: /s/ Herman M. Frietsch
     ------------------------                 ----------------------------------
                                                        (Signature)
                                                 Herman M. Frietsch
                                                 Chairman of the Board and CEO



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                               INDEX TO EXHIBITS

     EXHIBIT                         DESCRIPTION OF EXHIBIT
     -------                         ----------------------

         4.1 Warrant for purchase of 1,881,250 shares of Common Stock issued to Odyssey

         4.2 Note Agreement dated July 3, 2003 filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30,
                  2003 and incorporated by reference herein

         4.3 Form of 12% Convertible Subordinated Note filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30, 2003 and incorporated by reference herein

         4.4 Form of Warrant Agreement filed as an exhibit to the Form 8-K filed by TeraForce Technology Corporation on July 30, 2003 and incorporated by reference herein

         4.5 Registration Rights Agreement dated July 3, 2003 filed as an exhibit to the Form 8-K filed by TeraForce Technology
                  Corporation on July 30, 2003 and incorporated by reference herein